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                                                                   Exhibit 10.62


                   AMENDED AND RESTATED REGISTRATION AGREEMENT
                   -------------------------------------------

     THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement") is made as of May 26, 2000 by and among (i) ZEFER Corp., a Delaware corporation (the "Company"), (ii) Citizens Financial Group, Inc., a Delaware corporation (the "Class B Holder"), (iii) the parties listed under the Heading "Investors" on Schedule A hereto (each, an "Investor" and collectively, the "Investors"), (iv) the parties listed under the heading "Executives" on Schedule A and any executive employee of the Company who, at any time, acquires securities of the Company in accordance with Section 8 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "Executive" and collectively, the "Executives"), and (v) each of the other entities and individuals listed under the heading "Other Stockholders" on Schedule A attached hereto or any other party that, at any time, executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement.

     The Company and the Class B Holder are parties to a Class B Convertible Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce Class B Holder to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

     The Company and the Investors entered into a Purchase Agreement dated March 23, 1999, as amended or modified from time to time, for the purchase of Common Stock and Class A Preferred Stock (the "Class A Purchase Agreement").

     The Company, the Investors, William A. Seibel and the parties listed under the heading "Other Stockholders" on Schedule A are parties to that certain Registration Agreement dated as of March 23, 1999, as amended on November 24, 1999 (the "Original Registration Agreement").

     The Company, the Investors, the Executives and the parties listed under the heading "Other Stockholders" on Schedule A wish to amend and restate the Original Registration Agreement in order to make the Class B Holder party thereto and effect certain other changes thereto.

     The parties hereto agree as follows:

     1. Demand Registrations.

        (a) Requests for Registration. At any time, the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities having an aggregate offering price of at least $5,000,000 (based on the then current market price or fair value at the time of such request) on Form S- 1 or any similar long-form registration ("Long-Form Registrations"), or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.
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Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

        (b) Investor Long-Form Registrations. The holders of Investor Registrable Securities shall be entitled to request an unlimited number of Long-Form Registrations in which the Company shall pay all Registration Expenses (as defined in Section 5) ("Company-paid Long-Form Registrations"). All Long-Form Registrations shall be underwritten registrations.

        (c) Investor Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1 (b), the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

        (d) Priority on Demand Registration. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration therein, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

        (e) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within 90 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided however, that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Company shall pay all Registration Expenses in connection

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with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

        (f) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

        (g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

     2. Piggyback Registrations.

        (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, (ii) in connection with an initial public offering of the Company's equity securities, or (iii) in connection with registrations on form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

        (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

        (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

        (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than holders of Registrable Securities; it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section I above rather than this Section 2(d)), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting

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such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and
(iii) third, other securities requested to be included in such registration.

        (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

        (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

     3. Holdback Agreements.

        (a) Each holder of Registrable Securities and each officer and director of the Company shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration, any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), or the initial public offering, unless the underwriters managing the registered public offering otherwise agree.

        (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree. Notwithstanding the foregoing, clause (ii) of this
Section 3(b) shall not apply to any holder of the Company's Common Stock and/or any securities convertible into or exchangeable or exercisable for Common Stock, if such Person holds less than 1% of the Company's Common Stock on a fully diluted basis.

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

        4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall be as expeditious as possible:

        (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

        (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

        (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

        (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the holders of a majority of the Registrable Securities covered by such registration statement, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

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        (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

        (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

        (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

        (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

        (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

        (k) use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

        (l) in connection with any underwritten public offering, obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters addressed to the underwriters of such offering.

     5. Registration Expenses.

        (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, expenses and fees of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts

                                      -6-
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and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

        (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

        (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6. Indemnification.

        (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

        (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that

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such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

        (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for that reason.

        7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Investor Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's title to such shares and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

        8. Additional Stockholders. In connection with the issuance of any additional equity securities of the Company, the Company, with the consent of the holders of a majority of the Registrable Securities, may permit such person to become a party to this Agreement and succeed to all of the rights and obligations of an "Other Stockholder" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such person shall for all purposes be an "Other Stockholder" party to this Agreement.

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     9. Definitions.

        (a) "Class B Preferred" means any shares of the Company's Class B Convertible Preferred Stock, $0.01 par value per share.

        (b) "Investor Registrable Securities" means (i) any Common Stock issued to the Investors pursuant to the Class A Purchase Agreement (whether issued before, on or after the date hereof), (ii) any Common Stock issued or issuable to the Class B Holder upon the conversion of any Class B Preferred issued to the Class B Holder pursuant to the Purchase Agreement (whether issued before, on or after the date hereof) and (iii) any other Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger consolidation or other reorganization.

        (c) "Executive Registrable Securities" means any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company or another Stockholder, by the Executives.

        (d) "Other Stockholder Registrable Securities" means any shares of Common Stock held as of the date hereof, or acquired hereafter from the Company, by the Other Stockholders.

        (e) "Registrable Securities" means the Investor Registrable Securities, the Executive Registrable Securities and the Other Stockholder Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) have been distributed to the limited partners of any of the Investors unless the respective Investor otherwise elects, (iii) have been effectively registered under a registration statement, including, without limitation, a registration statement on Form S-8 (or any successor form), or (iv) have been repurchased by the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected; provided that this sentence shall not apply to shares of Common Stock issuable upon the exercise of unvested options originally issued to employees or former employees of the Company.

        (f) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Class A Purchase Agreement.

10.  Miscellaneous.

        (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

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

        (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

        (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

        (d) Amendments and Waivers. Except as, otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities.

        (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding anything in this Section 10(e) to the contrary, the covenants, agreements and provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities shall not be for the benefit of or enforceable by any successor, assignee or subsequent holder of the Company's Common Stock if such Person holds less than 1% of the Company's outstanding shares of Common Stock.

        (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

        (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        (i) Governing Law. The laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor and to each Executive at the addresses indicated on the Schedule of Stockholders and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

        (k) Termination of Original Registration Agreement. The Original Registration Agreement is hereby terminated in its entirety and is of no further force or effect.


                                *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

                              ZEFER CORP.

                              By:  /s/ Sean W. Mullaney
                                  --------------------------
                              Its: Executive Vice President, General Counsel and Sercetary

                              CITIZENS FINANCIAL GROUP, INC.

                              By: /s/ Hal Tovin
                                  --------------------------
                                  Name:  Hal Tovin
                                  Title: Group Executive Vice President


                              INVESTORS:

                              GTCR FUND VI, L.P.

                              By:   GTCR Partners VI, L.P.
                              Its:   General Partner

                              By:   GTCR Golder Rauner, L.L.C.
                              Its:   General Partner

                              By: /s/ Philip A. Canfield
                                  --------------------------
                              Name: Philip A. Canfield
                                   -------------------------
                              Its: Principal

                              GTCR VI EXECUTIVE FUND, L.P.

                              By:   GTCR Partners VI, L.P.
                              Its:   General Partner

                              By:   GTCR Golder Rauner, L.L.C.
                              Its:   General Partner

                              By: /s/ Philip A. Canfield
                                  --------------------------
                              Name: Philip A. Canfield
                                   -------------------------
                              Its: Principal

                              GTCR ASSOCIATES VI

                              By:   GTCR Partners VI, L.P.
                              Its:   Managing General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its:   General Partner

                              By: /s/ Philip A. Canfield
                                  --------------------------
                              Name: Philip A. Canfield
                                   -------------------------
                              Its: Principal

                              OTHER STOCKHOLDER:

                              GTCR CAPITAL PARTNERS, L.P.

                              By:   GTCR Mezzanine Partners, L.P.
                              Its:   General Partner

                              By:  GTCR Partners VI, L.P
                              Its:   General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its:   General Partner

                              By: /s/ Philip A. Canfield
                                  --------------------------
                              Name: Philip A. Canfield
                                   -------------------------
                              Its: Principal


                              EXECUTIVE:

                               /s/ William A. Seibel
                              ------------------------------
                              William Seibel

        SIGNATURE PAGE TO THE AMENDED AND RESTATED REGISTRATION AGREEMENT

                                   SCHEDULE A
                                   ----------

     Investors                   Executives              Other Stockholders
     ---------                   ----------              ------------------
GTCR Fund VI, L.P.               William Seibel      GTCR Capital Partners, L.P.

GTCR VI Executive Fund Fund,     Anthony K. Tjan     Matthew P. Burkley
 L.P.

GTCR Associates VI               Thomas J. Waite     Ian R. Colliety

1261417 Ontario Limited          David A. Lubin      Stephen R. DiMarco

Renaissance Worldwide, Inc.                          Deborah E. Frieze

                                                     Edmond C. Jay

                                                     Alexandre Scherer

                                                     Kaming Ng

                                                     Anthony K. Tjan

                                                     Gregory S. Hipwell

                                                     Jason J. Zada

                                                     Allan L. Cohen

                                                     Fred Luconi

                                                     Chris Bannon

                                                     James Cofano

                                                     Joan Walls